SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

OPERATIONS

We design, manufacture and market wood and wood-alternative products for national home centers and other retailers, structural lumber and other products for the manufactured housing industry, engineered wood components for the residential and commercial construction industry, and specialty wood packaging and components and packing materials for various industries.  Our principal products include preservative-treated wood, remanufactured lumber, lattice, fence panels, deck components, specialty packaging, engineered trusses, wall panels, and other building products.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include our accounts and those of our wholly-owned and majority-owned subsidiaries and partnerships.  In addition, we consolidate 50% owned entities over which we exercise control.  Intercompany transactions and balances have been eliminated.

NONCONTROLLING INTEREST IN SUBSIDIARIES

Noncontrolling interest in results of operations of consolidated subsidiaries represents the noncontrolling shareholders' share of the income or loss of various consolidated subsidiaries.  The noncontrolling interest reflects the original investment by these noncontrolling shareholders combined with their proportional share of the earnings or losses of these subsidiaries, net of distributions paid.

FISCAL YEAR

Our fiscal year is a 52 or 53 week period, ending on the last Saturday of December.  Unless otherwise stated, references to 2011, 2010, and 2009 relate to the fiscal years ended December 31, 2011, December 25, 2010, and December 26, 2009, respectively.  Fiscal year 2011 was comprised of 53 weeks.  Fiscal years 2010 and 2009 were comprised of 52 weeks.

FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

We follow ASC Topic 820, Fair Value Measurements and Disclosures, which provides a consistent definition of fair value, focuses on exit price, prioritizes the use of market-based inputs over entity-specific inputs for measuring fair value and establishes a three-tier hierarchy for fair value measurements. This topic requires fair value measurements to be classified and disclosed in one of the following three categories:

●	Level 1 - Financial instruments with unadjusted, quoted prices listed on active market exchanges.

●
Level 2 - Financial instruments lacking unadjusted, quoted prices from active market exchanges, including over-the-counter traded financial instruments. Financial instrument values are determined using prices for recently traded financial instruments with similar underlying terms and direct or indirect observational inputs, such as interest rates and yield curves at commonly quoted intervals.

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Level 3 - Financial instruments not actively traded on a market exchange and there is little, if any, market activity. Values are determined using significant unobservable inputs or valuation techniques.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of cash and highly-liquid investments purchased with an original maturity of three months or less.  Cash equivalents totaled approximately $5.4 million and $44.1 million as of December 31, 2011 and December 25, 2010, respectively.

ACCOUNTS RECEIVABLE

We perform periodic credit evaluations of our customers and generally do not require collateral.  Accounts receivable are due under a range of terms we offer to our customers.  Discounts are offered, in most instances, as an incentive for early payment.

ACCOUNTS RECEIVABLE ALLOWANCES

We base our allowances related to receivables on historical credit and collections experience, and the specific identification of other potential problems, including the general economic climate.  Actual collections can differ, requiring adjustments to the allowances.  Individual accounts receivable balances are evaluated on a monthly basis, and those balances considered uncollectible are charged to the allowance.

The following table presents the activity in our accounts receivable allowances (in thousands):

		Additions
		Charged to
	Beginning	Costs and		Ending
	Balance	Expenses	Deductions*	Balance
Year Ended December 31, 2011:
Allowance for possible losses on accounts receivable	$2,611	$18,144	$(18,702)	$2,053

Year Ended December 25, 2010:
Allowance for possible losses on accounts receivable	$2,897	$14,967	$(15,253)	$2,611

Year Ended December 26, 2009:
Allowance for possible losses on accounts receivable	$2,440	$25,057	$(24,600)	$2,897

* Includes accounts charged off, discounts given to customers and actual customer returns and allowances.

We record estimated sales returns, discounts, and other applicable adjustments as a reduction of net sales in the same period revenue is recognized.

INVENTORIES

Inventories are stated at the lower of cost or market.  The cost of inventories includes raw materials, direct labor, and manufacturing overhead.  Cost is determined on a weighted average basis.  Raw materials consist primarily of unfinished wood products expected to be manufactured or treated prior to sale, while finished goods represent various manufactured and treated wood products ready for sale.

PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are stated at cost.  Expenditures for renewals and betterments are capitalized, and maintenance and repairs are expensed as incurred.  Amortization of assets held under capital leases is included in depreciation and amortized over the shorter of the estimated useful life of the asset or the lease term.  Depreciation is computed principally by the straight-line method over the estimated useful lives of the assets as follows:

Land improvements	5 to 15 years
Buildings and improvements	15 to 31.5 years
Machinery, equipment and office furniture	3 to 10 years

LONG-LIVED ASSETS

In accordance with ASC 360, Property, Plant, and Equipment (“ASC 360”), when an indicator of potential impairment exists, we evaluate the recoverability of our long-lived assets by determining whether unamortized balances could be recovered through undiscounted future operating cash flows over the remaining lives of the assets.  If the sum of the expected future cash flows was less than the carrying value of the assets, an impairment loss would be recognized for the excess of the carrying value over the fair value.

FOREIGN CURRENCY

Our foreign operations use the local currency as their functional currency.  Accordingly, assets and liabilities are translated at exchange rates as of the balance sheet date and revenues and expenses are translated using weighted average rates, with translation adjustments included as a separate component of shareholders' equity. Gains and losses arising from re-measuring foreign currency transactions are included in earnings.

SELF-INSURANCE RESERVES

We are primarily self-insured for certain employee health benefits, and have self-funded retentions for general liability, automobile liability, property and workers' compensation.  We are fully self-insured for environmental liabilities.  The general liability, automobile liability, property, workers' compensation, and certain environmental liabilities are managed through a wholly-owned insurance captive; the related assets and liabilities of which are included in the consolidated financial statements as of December 31, 2011 and December 25, 2010.  Our policy is to accrue amounts equal to actuarially determined or internally computed liabilities.  The actuarial and internal valuations are based on historical information along with certain assumptions about future events.  Changes in assumptions for such matters as legal actions, medical cost trends, and changes in claims experience could cause these estimates to change in the future.

INCOME TAXES

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future.  Such deferred income tax asset and liability computations are based on enacted tax laws and rates.  Valuation allowances are established when necessary to reduce deferred income tax assets to the amounts expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred income tax assets and liabilities.

REVENUE RECOGNITION

Revenue is recognized at the time the product is shipped to the customer. Generally, title passes at the time of shipment.  In certain circumstances, the customer takes title when the shipment arrives at the destination.  However, our shipping process is typically completed the same day.

Earnings on construction contracts are reflected in operations using percentage-of-completion accounting, under either the cost to cost or units of delivery methods, depending on the nature of the business at individual operations.  Under percentage-of-completion using the cost to cost method, revenues and related earnings on construction contracts are measured by the relationships of actual costs incurred related to the total estimated costs.  Under percentage-of-completion using the units of delivery method, revenues and related earnings on construction contracts are measured by the relationships of actual units produced related to the total number of units.  Revisions in earnings estimates on the construction contracts are recorded in the accounting period in which the basis for such revisions becomes known.  Projected losses on individual contracts are charged to operations in their entirety when such losses become apparent.

The following table presents the balances of percentage-of-completion accounts on December 31, 2011 and December 25, 2010 which are included in other current assets and other accrued liabilities, respectively (in thousands):

	2011	2010
Cost and Earnings in Excess of Billings	$3,670	$3,604
Billings in Excess of Cost and Earnings	2,668	2,126

SHIPPING AND HANDLING OF PRODUCT

Shipping and handling costs that are charged to and reimbursed by the customer are recognized as revenue.  Costs incurred related to the shipment and handling of products are classified in cost of goods sold.

EARNINGS PER SHARE

Basic earnings per share ("EPS") is calculated based on the weighted average number of common shares outstanding during the periods presented.  Diluted EPS is calculated based on the weighted average number of common and common equivalent shares outstanding during the periods presented, giving effect to stock options granted and conditional stock grants (see Note I) utilizing the "treasury stock" method.

A reconciliation of the changes in the numerator and the denominator from the calculation of basic EPS to the calculation of diluted EPS follows (in thousands, except per share data):

	2011			2010			2009
	Income	Shares	Per	Income	Shares	Per	Income	Shares	Per
	(Num-	(Denom-	Share	(Num-	(Denom-	Share	(Num-	(Denom-	Share
	erator)	inator)	Amount	erator)	inator)	Amount	erator)	inator)	Amount
Net Earnings	$4,549			$17,411			$24,272

EPS - Basic
Income available to common stockholders	4,549	19,407	$0.23	17,411	19,232	$0.91	24,272	19,256	$1.26

Effect of Dilutive Securities
Options		126			244			212

EPS - Diluted
Income available to common stockholders and assumed options exercised	$4,549	19,533	$0.23	$17,411	19,476	$0.89	$24,272	19,468	$1.25

Options to purchase 105,000, 10,000 and 10,000 shares of common stock were not included in the computation of diluted EPS for 2011, 2010 and 2009, respectively, because the options' exercise prices were greater than the average market price of the common stock during the period and, therefore, would be antidilutive.

USE OF ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period.  We believe our estimates to be reasonable; however, actual results could differ from these estimates.

RECLASSIFICATIONS

Certain prior year information has been reclassified to conform to the current year presentation.

RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”).  ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity.  Under ASU 2011-05, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a continuous statement of comprehensive income or in two separate consecutive statements.  In December 2011, FASB issued Accounting Standards Update No. 2011-12, Deferral of Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 to defer the effective date of ASU 2011-05 as it pertains to the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented.  The guidance is effective for financial periods beginning after December 15, 2011, and is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In September 2011, the FASB issued ASU No. 2011-08, Testing Goodwill for Impairment (ASU 2011-08).  ASU 2011-08 amended existing accounting literature by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit.  The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  The adoption of ASU 2011-08 is not expected to significantly effect the Company's consolidated financial position, results of operations or cash flows.

In 2011, the FASB amended the provisions of the Intangibles-Goodwill and Other topic of the FASB Codification. The amended provisions were issued to simplify how entities test goodwill for impairment. This topic will allow companies to assess qualitative factors to determine if it is more-likely-than-not that goodwill might be impaired and whether it is necessary to perform the two-step goodwill impairment test required under current accounting standards. These amended provisions are effective for fiscal years beginning after December 15, 2011, and is not expected to have a material effect on the Company's consolidated financial position or results of operations.